UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   October 4, 2023

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
320 Wakara Way
Salt Lake City, Utah 84108
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2023, Nicole Lambert, Chief Operating Officer of Myriad Genetics, Inc. (the “Company”) and the Company mutually reached an agreement that Ms. Lambert would step down from such position, effective October 31, 2023 (the “Transition Date”).

In connection with Ms. Lambert’s departure, the Company and Ms. Lambert entered into a Separation and Consulting Agreement and Release of Claims (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, effective as of the Transition Date, Ms. Lambert will transition to providing consulting and advisory services to the Company until March 31, 2024 (the “Separation Date” and such period, the “Consulting Period”). During the Consulting Period, Ms. Lambert will receive a weekly consulting fee of $4,951.92. In consideration for, among other things, her compliance with certain restrictive covenants, including customary non-compete and non-solicitation covenants, and a typical release of claims, (1) Ms. Lambert will be entitled to continued vesting of all outstanding performance and time-based restricted stock units previously granted to Ms. Lambert that are scheduled to vest during the Consulting Period (“Equity Awards Vesting During the Consulting Period”) and (2) all outstanding performance and time-based restricted stock units previously granted to Ms. Lambert that were scheduled to vest on or before the date one year following the Separation Date, other than Equity Awards Vesting During the Consulting Period, will be accelerated as of the Separation Date provided that any performance-based restricted stock units (“PSUs”) with an unsatisfied performance condition will remain outstanding and, if the applicable performance condition is satisfied during such one-year period, then, to the extent so earned, such PSUs will vest to the extent scheduled to vest within such one-year period. Ms. Lambert will also be eligible to receive an annual bonus for fiscal year 2023, as determined by the Compensation and Human Capital Committee of the Board of Directors of the Company.

Ms. Lambert's departure is not the result of any disagreement with the Company on any matter related to the Company's operations, policies or procedures.

The foregoing description of the material terms of the Separation Agreement is qualified in its entirety by the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

At its investor day on September 19, 2023, the Company reaffirmed its 2023 revenue and non-GAAP financial guidance and reiterates that guidance provided at that time.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning 2023 revenue and non-GAAP financial guidance. These “forward-looking statements” are management’s present expectations of future events as of the date hereof and are subject to a number of known and unknown risks and uncertainties that could cause actual results, conditions, and events to differ materially and adversely from those anticipated. These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing tests may decline or that the Company may not be able to operate its business on a profitable basis; risks related to the Company’s ability to achieve certain revenue growth targets and generate sufficient revenue from its existing product portfolio or in launching and commercializing new tests to be profitable; risks related to changes in governmental or private insurers’ coverage and reimbursement levels for the Company’s tests or the Company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests; continued uncertainties associated with COVID-19, including its possible effects on the Company's operations and the demand for its products; the risk that the Company may be unable to develop or achieve commercial success for additional tests in a timely manner, or at all; the risk that the Company may not successfully develop new markets or channels for its tests, including the Company’s ability to successfully generate substantial revenue outside the United States; the risk that licenses to the technology underlying the Company’s tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with constructing and operating the Company’s laboratory testing facilities; risks related to public concern over genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire or develop new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses, acquires or develops; the risk that the Company is not able to secure additional financing to fund its business, if needed, in a timely manner or on favorable terms, if it all; risks related to the Company’s projections about the potential market opportunity for the Company’s current and future products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s tests, or patents or enforcement, in the United States and foreign countries; risks related to security breaches, loss of data and other disruptions, including from cyberattacks; risks of new, changing and competitive technologies in the United States and internationally and that the Company may not be able to keep pace with the rapid technology changes in its industry, or properly leverage new technologies to achieve or sustain competitive advantages in its products; the risk that the Company may be unable to comply with financial operating covenants under the Company’s credit or lending agreements; risks related to the Company’s inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; risks related to current and future investigations, claims or lawsuits, including derivative claims, product or professional liability claims, including the risk that the court does not approve the settlement of the class action lawsuit, and risks related to the amount of the Company's insurance coverage limits and scope of insurance coverage with respect thereto; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2023 as updated in the Company's Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023 and the Company's Quarterly Report on Form 10-Q filed with the SEC on August 4, 2023, as well as any further updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The Company is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Separation and Consulting Agreement and Release of Claims, dated October 4, 2023, by and between Myriad Genetics, Inc. and Nicole Lambert.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: October 5, 2023	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer